SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 21, 2006
Citizens Banking Corporation
(Exact Name of Registrant as Specified in Charter)

000-10535	Michigan	38-2378932
(Commission File Number)	(State or Other Jurisdiction	(IRS Employer
	of Incorporation)	Identification Number)

328 South Saginaw Street, Flint, Michigan	48502
(Address of Principal Executive Offices)	(Zip Code)
(810) 766-7500
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address,
If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Consent of Independent Registered Public Accounting Firm
Consolidated Financial Statements of Republic Bancorp, Inc.
Unaudited Consolidated Financial Statements of Republic Bancorp, Inc.

Item 8.01 Other Events.
In connection with our recently filed Registration Statement on Form S-3 (No. 333-137490) and for purposes of incorporation by reference therein, Citizens Banking Corporation (“Citizens”) has filed as Exhibit 99.1 to this Form 8-K the consolidated financial statements of Republic Bancorp Inc. (“Republic”) as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005, and has filed as Exhibit 99.2 to this Form 8-K the unaudited consolidated financial statements of Republic as of June 30, 2006 and for the six-month periods ended June 30, 2006 and 2005.
*    *    *
Additional Information
In connection with the proposed merger, Citizens filed with the Securities and Exchange Commission (the “SEC”) on August 28, 2006 a Registration Statement on Form S-4 that included a preliminary joint proxy statement of Citizens and Republic that also constitutes a prospectus of Citizens. Citizens and Republic will mail the definitive joint proxy statement/prospectus, when it becomes available, to their respective stockholders. Investors and security holders are advised to read the definitive joint proxy statement/prospectus when it becomes available because it will contain important information. Investors and security holders may obtain a free copy of the preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus (when available) and other documents filed by Citizens and Republic with the SEC at the SEC’s website at http://www.sec.gov. Free copies of the preliminary joint proxy statement/prospectus and the definitive joint proxy statement/prospectus (when available) and each company’s other filings with the SEC may also be obtained by accessing Citizens’ website at http://www.citizensonline.com under the Investor Relations section or by accessing Republic’s website at http://www.republicbancorp.com under the Investor Relations section.
Citizens and Republic and their respective directors, executive officers and other members of their management may be soliciting proxies from their respective shareholders in favor of the merger. Information concerning persons who may be considered participants in the solicitation of Citizens’ shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Citizens with the SEC on March 22, 2006, and information concerning persons who may be considered participants in the solicitation of Republic’s shareholders under the rules of the SEC is set forth in the Proxy Statement filed by Republic with the SEC on March 14, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. You may obtain free copies of these documents as described above.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Number Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Consolidated Financial Statements of Republic Bancorp Inc. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.

Exhibit 99.2	Unaudited consolidated financial statements of Republic Bancorp Inc. as of June 30, 2006, December 31, 2005 and June 30, 2005 and for the six-month periods ended June 30, 2006 and 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITIZENS BANKING CORPORATION

	By:	/s/ Thomas W. Gallagher

Thomas W. Gallagher
Its: General Counsel and Secretary

Date: September 20, 2006

EXHIBIT INDEX

Exhibit No.	Number Description
Exhibit 23.1	Consent of Independent Registered Public Accounting Firm.

Exhibit 99.1	Consolidated Financial Statements of Republic Bancorp Inc. as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005.

Exhibit 99.2	Unaudited consolidated financial statements of Republic Bancorp Inc. as of June 30, 2006, December 31, 2005 and June 30, 2005 and for the six-month periods ended June 30, 2006 and 2005.